  EXHIBIT 3(i)

FILED # C 24655-99

SEP 29 1999

IN THE OFFICE OF
DEAN HELLER SECRETARY OF STATE

ARTICLES OF INCORPORATION

BEDINI TECHNOLOGY, INC.

The undersigned, acting as incorporator, pursuant to the provisions of the laws of the State of Nevada relating to private corporations, hereby adopt the following Articles of Incorporation:

ARTICLE ONE.

NAME

The nar ; of this corporation is Bedini Technology, Inc.

ARTICLE TWO.

RESIDENT AGENT

The initial agent for services of process is The Nevada Agency & Trust Company, whose business address is 50 West Liberty Street, Suite 880, City of Reno, County of Washoe, State of Nevada 89501.

ARTICLE THREE.

PURPOSES

The purpose for which this Corporation is organized is to engage in any activity or business not in conflict with the laws of the State of Nevada or of the United States of America, and without limiting the generality of the foregoing, specifically:

I.

OMNIBUS.

To have to exercise all the powers now or hereafter conferred by the laws of the State of Nevada upon corporations organized pursuant to the laws under which the corporation is organized and any and all acts amendatory thereof and supplemental thereto.

II.

CARRYING ON BUSINESS OUTSIDE STATE

To conduct and carry on its business or any branch thereof in any state or territory

of the United States or in any foreign country in conformity with the laws of such state, territory or foreign country, and to have and maintain in any state, territory, or foreign country a business office, plant, store or other facility.

III.

PURPOSES TO BE CONSTRUED AS POWERS

The purposes specified herein shall be construed both as purposes and powers and shall be in no way limited or restricted by reference to, or inference from, the terms of any other clause in this or any other article, but the purposes and powers specified in each of the clauses herein shall be regarded as independent purposes and powers, and the enumeration of specific purposes and powers shall not be construed to limit or restrict in any manner the meaning of general terms or of the expression of one thing be deemed to exclude another, although it be of like nature not expressed.

ARTICLE FOUR.

CAPITAL STOCK

The Corporation shall have the authority to issue an aggregate of **THIRTY MILLION (30,000,000)** shares of stock, Par Value **ONE MILL ($0.001)** per share, divided into two (2) classes of stock as follows:

(A)

NON-ASSESSABLE COMMON STOCK:

Twenty Five Million (25,000,000) shares of **NON-ASSESSABLE VOTING COMMON STOCK,** Par Value **ONE MILL ($0.001)** per share and

(B)

PREFERRED STOCK:

Five Million (5,000,000) shares of **PREFERRED NON-VOTING STOCK,** par value **ONE MILL ($0.001)** per share.

The corporation's capital stock may be issued and sold from time to time for such consideration as may be fixed by the Board of Directors, provided that the consideration so fixed is not less than par value.

ARTICLE FIVE.

NON-ASSESSABLE STOCK

All capital stock when issued shall be fully paid and non-assessable to pay the debts of the Corporation.

ARTICLE SIX.

NO CUMULATIVE VOTING

At each lection for directors, every shareholder entitled to vote as such election has the righ ote, in person or by proxy, the number of shares of stock held by him for as many personas as there are directors to be elected. Holders of the Corporation's Common Stock shall not possess cumulative voting rights at any shareholders meetings called for the purpose of electing a Board of Directors or on other matters brought before stockholders meetings, whether they be annual or special.

ARTICLE SEVEN.

NO PRE-EMPTIVE RIGHTS

No holder of shares of capital stock of the corporation shall be entitled as such to any pre-emptive or preferential rights to subscribe to any unissued stock, or any other securities which the Corporation may now or hereafter be authorized to issue.

ARTICLE EIGHT.

PERIOD OF EXISTENCE

The period of existence of the Corporation shall be perpetual.

ARTICLE NINE.

BOARD OF DIRECTORS

The governing board of this Corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the bylaws of this corporation, provided that the number of the directors shall not be reduced to less than two (2), except that, in cases where all the

shares of the Corporation are owned beneficially and of record by either one or two stockholders, the number of directors may be less than two (2) but not less than the number of stockholders.

The names and Addresses of the first Board of Directors are:

	NAME	*ADDRESS*
1.	*John Bedini*	*2619 Seltice Way* *Coeur d' Alene, Idaho 83814*
2.	*Gary Bedini*	*2619 Seltice Way* *Coeur d' Alene, Idaho 83814*

The ~~d of Directors shall be limited to not less than two (2) nor more than nine (9), subject to the provisions set forth above.

Directors of the Corporation need not be residents of the State of Nevada and need not own shares of the Corporation's stock.

ARTICLE TEN.

AUTHORITY OF THE BOARD OF DIRECTORS

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

I.

Subject to the Bylaws, if any, adopted by the stockholders, to make alter or amend by Bylaws of the Corporation.

II.

To fix the amount to be reserved as working capital over and above its capital stock paid in; to authorize and to cause to be executed mortgages and liens upon the real and personal property of this Corporation.

ARTICLE ELEVEN.

BY-LAWS

The initial By-laws of the Corporation shall be adopted by its Board of Directors.

The power to alter, amend, or repeal the By-laws, or to adopt new By-laws, shall be vested in the Board of Directors, except as otherwise may be specifically provided in the By-laws.

ARTICLE TWELVE.

STOCKHOLDERS' MEETINGS

Meetings of the stockholders may be held at such place within or without the State of Nevada, as may be provided by the By-laws of the Corporation. Special meetings of the stockholders may be called by the President or any other executive officer of the corporation, the Board of Directors, or any member thereof, or by the record holder or holders of at le t ten percent (10%) of all shares entitled to vote at the meeting. Any action other required to be taken at a meeting of the stockholders may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by stockholders having at least a majority of the voting power.

The books of the Corporation may be kept (subject to any provisions contained in the statutes) outside the State of Nevada at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

ARTICLE THIRTEEN.

INCORPORATOR

The name and post office address of the incorporator signing these Articles of Incorporation is set forth below:

NAME	*ADDRESS*
John Bedini	*2619 Seltice Way* *Coeur d' Alene, Idaho 83814*

ARTICLE FOURTEEN.

INDEMNIFICATION

The Corporation shall, to the fullest extent permitted by the Nevada Revised Statutes, as the same may be amended and supplemented, indemnify any and all personals who it shall have power to indemnify under this section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-law, agreement, vote of stockholders or

disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person. Pursuant to the Revised Nevada Statutes, the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by the court of the competent jurisdiction that he/she is not entitled to be indemnified by the Corporation.

ARTICLE FIFTEEN.

DIRECTOR INDEMNIFICATION FOR BREACH OF FIDUCIARY DUTY

To the fullest extent permitted by the Revised Nevada Statutes, as the same exists or may hereafter be amended, a director or officer of this Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer of the Corporation.

ARTICLE SIXTEEN.

RELATED PARTY TRANSACTIONS

No contracts or other transactions between the Corporation and any other corporation, and no act of the Corporation shall in any way be affected or invalidated by the fact that any of the directors of the corporation are pecuniarily or otherwise interested in, or are directors or officers of, such other corporations; and

Any director individually, or any firm of which any director may be a member, may be a party to, or may be pecuniarily or otherwise interested in, any contracts or transactions of the Corporation, provided that the fact that he/she or such firm is so interested shall be fully disclosed or shall have been known to the Board of Directors of the Corporation or a majority thereof.

ARTICLE SEVENTEEN.

RIGHT TO AMEND ARTICLES

The Corporation reserves the right to amend, alter, change or repeal any provisions contained in these Articles of Incorporation, in the manner now or hereafter

prescribed in the By-laws of the corporation, and all rights and powers conferred herein on shareholders and directors are subject to this reserved power.

DATED this 30th day of August, 1999.

[signature]

Certificate for Individual Acknowledgement

State of Washington)
)ss.
County of Spokane)

On this 30th day of August 1999 99, before me, a Notary Public in and for the state of Washington, duly commissioned and sworn, personally appeared John Bedini, to me known or proven on the basis of satisfactory evidence to be the individual who executed the within and foregoing document, and acknowledged the said instrument to be a free and voluntary act and deed, for the purposes therein mentioned.

GIVEN UNDER my hand and official seal hereto affixed the day and year in this certificate above written.

RAYMOND J. KUH
NOTARY PUBLIC
STATE OF WASHINGTON
COMMISSION EXPIRES
AUGUST 9, 2002

[signature]
Notary Public in and for the State of Washington,
Residing at:
Spokane, WA

My appointment expires:
08/09/02

DEAN HELLER
Secretary of State

101 North Carson Street, Suite 3
Carson City, Nevada 89701-4786
(775) 684 5708

Certificate of Acceptance of Appointment by Resident Agent

FILED # C 24055-99

SEP 2 9 1999

IN THE OFFICE OF
DEAN HELLER SECRETARY OF STATE

General instructions for this form:

1. Please print legibly or type; Black Ink Only.
2. Complete all fields.
3. Ensure that document is signed in signature field.

In the matter of BEDINI TECHNOLOGY, INC.
(Name of business entity)

I, NEVADA AGENCY AND TRUST COMPANY, hereby state that on SEPTEMBER 28, 1999
(Name of resident agent) (Date)

I accepted the appointment as resident agent for the above named business entity.

The street address of the resident agent in this state is as follows:

50 W. LIBERTY STREET
Street Address

SUITE 880
Suite number

RENO, **NEVADA**
City

89501
Zip Code

[Signature]
Signature of Resident Agent
AMANDA CARDINALLI, VICE PRESIDENT

SEPTEMBER 28, 1999
Date

INITIAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

FILE NUMBER 24055-1999

BEDINI TECHNOLOGY, INC. (Name of Corporation)

SEPTEMBER 29, 1999 (Incorporation Date)

A NEVADA (State of Incorporation) CORPORATION

FOR THE FILING PERIOD 9/99 TO 9/2000

The Corporation's duly appointed Resident Agent in the State of Nevada upon whom process can be served is:

NEVADA AGENCY AND TRUST COMPANY
50 W. LIBERTY ST., STE 880
RENO, NV 89501

FOR OFFICE USE ONLY
FILED (DATE)

FILED
OCT 2 9 1999
Dean Heller
Secretary of State

PLEASE READ INSTRUCTIONS BEFORE COMPLETING AND RETURNING THIS FORM.

1. Print or type names and addresses, either residence or business, for all officers and directors. **A president, secretary, treasurer and at least one director must be named.**
2. Have an officer sign the form. **FORM WILL BE RETURNED IF UNSIGNED.**
3. Return the completed form with the $85.00 filing fee. A $15.00 penalty must be added for failure to file this form by the 1st day of the 2nd month following incorporation date.
4. Make your check payable to the Secretary of State. Your canceled check will constitute a certificate to transact business per NRS 78.155. If you need the below attachment file stamped, enclose a self-addressed stamped envelope. To receive a certified copy, enclose a copy of this completed form, an additional $10.00 and appropriate instructions.

FILING FEE: $85.00 LATE PENALTY: $15.00

THIS FORM MUST BE FILED BY THE 1st DAY OF THE 2nd MONTH FOLLOWING INCORPORATION DATE

NAME	TITLE(S)	P O BOX / STREET ADDRESS	CITY	ST	ZIP
Gary A. Bedini	PRESIDENT	2619 Seltice Way	Coeur d'Alene	ID	83814
Judith K. Ten Thy	SECRETARY	2619 Seltice Way	Coeur d'Alene	ID	83814
Judith K. Ten Thy	TREASURER	2619 Seltice Way	Coeur d'Alene	ID	83814
John C. Bedini	DIRECTOR	2619 Seltice Way	Coeur d'Alene	ID	83814
Gary A. Bedini	DIRECTOR	2619 Seltice Way	Coeur d'Alene	ID	83814
	DIRECTOR				

I hereby certify this initial list.

Signature of Officer: Judith K. Ten Thy   Title(s): Secretary   Date: 10/8/99

FILED# C24055-99 ($75)

JUN 0 8 2001

IN THE OFFICE OF
DEAN HELLER SECRETARY OF STATE

CERTIFICATE OF AMENDMENT
TO THE ARTICLES OF INCORPORATION
OF
BEDINI TECHNOLOGY, INC.

Pursuant to the provisions of the Nevada Revised Statutes, Bedini Technology, Inc., a Nevada corporation adopts the following amendment to its Articles of Incorporation:

1. The undersigned individuals, as officers of the corporation, hereby certify that on the 1st day of June, 2001, all members of the Board of Directors executed a unanimous written consent, pursuant to which the following resolution was duly adopted by the Board of Directors:

RESOLVED: That the Secretary of the corporation is hereby ordered and directed to obtain written consent of the stockholders owning at least a majority of the voting power of the outstanding stock of the corporation for the following purposes:

To amend Article One of the Articles of Incorporation, filed on the September 29, 1999, to provide that name of the corporation be changed from **BEDINI TECHNOLOGY, Inc.** to **ENERGENX, Inc.**

2. Pursuant to the provisions of the Nevada Revised Statutes, a majority of the registered stockholders holding Ten-Million, Forty-Nine Thousand, and Twenty-Two (10,049,022) shares out of Fourteen-Million, One-Hundred and Twenty-Three Thousand, Six-Hundred and Seventy (14,123,670) shares executed written consents authorizing the adoption of the Amendment to Article One of the Articles of Incorporation as follows:

FIRST: The name of the corporation shall be as follows:

ENERGENX, Inc.

IN WITNESS WHEREOF, the undersigned individuals, being the President and the Secretary of BEDINI TECHNOLOGY, Inc., a Nevada corporation, hereunto affix their signatures this 7th day of June, 2001. This Certificate of Amendment may be executed in any number of counterparts, each of which when so executed, shall constitute an original copy hereof, but all of which together shall consider but one and the same document.

Bedini Technology, Inc.

By: ______________________
Gary A. Bedini, President

By: ______________________
Thomas G. Walsh, Secretary

On the 7th day of June, 2001 before me, the undersigned, a Notary Public, personally appeared Gary A. Bedini, President, and Thomas G. Walsh, Secretary, of BEDINI TECHNOLOGY, INC., a Nevada corporation, known to be the individuals described in and who executed the foregoing instrument and acknowledged to me that they executed the same as a free and voluntary act for the uses and purposes therein stated.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

REGINA MORFORD
NOTARY PUBLIC
STATE OF IDAHO

Regina M Morford
NOTARY PUBLIC

Residing in Kootenai County
Commission expires 7/20/04

STATE OF IDAHO)
: ss.
COUNTY OF KOOTENAI)

(150.00)

FILED # C24055-99

OCT 1 2 2001

IN THE OFFICE OF
DEAN HELLER SECRETARY OF STATE

CERTIFICATE OF AMENDMENT
TO THE ARTICLES OF INCORPORATION
OF
ENERGENX, INC.

Pursuant to the provisions of the Nevada Revised Statutes, Energenx, Inc., a Nevada corporation adopts the following amendment to its Articles of Incorporation:

1. The undersigned individuals, as officers of the corporation, hereby certify that on the 17th day of November, 2001, all members of the Board of Directors executed a unanimous written consent, pursuant to which the following resolution was duly adopted by the Board of Directors:

RESOLVED: That the Secretary of the corporation is hereby ordered and directed to obtain written consent of the stockholders owning at least a majority of the voting power of the outstanding stock of the corporation for the following purposes:

To amend Article Four of the Articles of Incorporation, filed on the September 29, 1999, to provide that and read as follows:

ARTICLE FOUR

CAPITAL STOCK

The Corporation shall have the authority to issue an aggregate of FIFTY FIVE MILLION (55,000,000) shares of stock, Par Value One Mill ($0.001) per share, divided into two (2) classes of stock as follows:

(A)

NON-ASSESSABNLE COMMMON STOCK:

Fifty Million (50,000,000) shares of Non-Assessable Voting Common Stock, Par Value One Mill ($0.001) per share and

(B)

PREFERRED STOCK:

Five Million (5,000,000) shares of Preferred Non-Voting Stock, Par Value One Mill ($0.001) per share.

The corporation's capital stock may be issued and sold from time to time for such consideration as may be fixed by the Board of Directors, provided that the consideration so fixed is not less than the Par Value.

2. Pursuant to the provisions of the Nevada Revised Statutes, a majority of the registered stockholders holding Twelve Million Four Thousand Seventy Four (12,004,074) shares out of Fourteen Million One Hundred Twenty Three Thousand Six Hundred Seventy (14,123,670) shares executed written consents authorizing the adoption of the Amendment to Article Four of the Articles of Incorporation as follows:

IN WITNESS WHEREOF, the undersigned being the President and Secretary of Energenx, Inc., a Nevada corporation, hereunto affix their signatures this 11th day of October, 2001. This Certificate of Amendment may be executed in any number of counterparts, each of which when so executed, shall constitute an original copy hereof, but all of which together shall consider but one and the same document.

Energenx, Inc.

By: ______________________
Gary Bedini, President

By: ______________________
Thomas G. Walsh, Secretary

STATE OF IDAHO)
: ss.
COUNTY OF KOOTENAI)

On the 11th day of October, 2001 before me, the undersigned, a Notary Public, personally appeared Gary Bedini, President of Energenx, Inc., a Nevada corporation, known to be the individual described in and who executed the foregoing instrument and acknowledged to me that he executed the same as a free and voluntary act for the uses and purposes therein stated.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

REGINA MORFORD NOTARY PUBLIC STATE OF IDAHO

Regina Morford
NOTARY PUBLIC
Residing in Kootenai County
Commission Expires: 7/2004

STATE OF IDAHO)
: ss.
COUNTY OF KOOTENAI)

On the 11th day of October, 2001 before me, the undersigned, a Notary Public, personally appeared Thomas G. Walsh, Secretary of Energenx, Inc., a Nevada corporation, known to be the individual described in and who executed the foregoing instrument and acknowledged to me that he executed the same as a free and voluntary act for the uses and purposes therein stated.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

REGINA MORFORD NOTARY PUBLIC STATE OF IDAHO

Regina Morford
NOTARY PUBLIC
Residing in Kootenai County
Commission Expires: 7/2004

STATE OF NEVADA

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for
Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Business Entity - Filing Acknowledgement

11/12/2019

Work Order Item Number:	W2019111200233 - 228170
Filing Number:	20190279806
Filing Type:	Amendment After Issuance of Stock
Filing Date/Time:	11/12/2019 08:32:25 AM
Filing Page(s):	3

Indexed Entity Information:

Entity ID: C24055-1999

Entity Name: AI Technology Group Inc.

Entity Status: Active

Expiration Date: None

Commercial Registered Agent
INCSMART.BIZ, INC.
2616 Willow Wren Dr., North Las Vegas, NV 89084, USA

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recording Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

Barbara K. Cegavske

BARBARA K. CEGAVSKE
Secretary of State

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of	Business Number C24055-1999
Barbara K. Cegavske	Filing Number 20190279806
Secretary of State	Filed On 11/12/2019 08:32:25 AM
State Of Nevada	Number of Pages 3

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information	Name of entity as on file with the Nevada Secretary of State : **ENERGENX, INC.** Entity or Nevada Business Identification Number (NVID) : **NV19991381142**
2. Restated or Amended and Restated Articles (Select one): (If amending and restating only, complete section 1, 2 and 6.)	☐ Certificate to Accompany Restated Articles or Amended and Restated Articles ☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. ☐ Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type.
3. Type of amendment filing being completed: (Select only one box): (If amending, complete section 1,3,5 and 6.)	☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued
	☑ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:
	☐ Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: Jurisdiction of formation: Changes to takes the following effect: ☐ The entity name has been amended. ☐ Dissolution ☐ The purpose of the entity has been amended. ☐ Merger ☐ The authorized shares have been amended. ☐ Conversion ☐ Other: (specify changes) * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective date and Time: (Optional)	Date: **11/12/2019** Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☐ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted ☐ Other. The articles have been amended as follows: (provide article numbers, if available) (attach additional page(s) if necessary)
6. Signature: (Required)	X **Wan Lin** — Signature of Officer, Incorporator or Authorized Signer **Officer** — Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

Filed in the Office of *Barbara K. Cegavske* Secretary of State State Of Nevada	Business Number C24055-1999 Filing Number 20190279806 Filed On 11/12/2019 08:32:35 AM Number of Pages 3

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Energenx, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1. The name of the corporation shall be "AI Technology Group Inc."
Article 3. (a) Reverse Stock Split: Effective upon filing of this Certificate of Amendment, each 100 shares of common stock ("Common Stock") of the corporation issued and outstanding shall automatically be converted into one share of fully paid and non-assessable Common Stock of the corporation (the "Stock Split"). The Stock Split shall be effected on a certificate basis and all fractional shares shall be rounded up. The Stock Split shall not effect the shares of preferred stock of the corporation ("Preferred Stock").
(b) Article 3 Authorized Shares of Capital Stock shall be 75,000,000 shares, consisting of two classes, Common Stock, par value $0.001 per share, and Preferred Stock, par value $0.001 per share, with 70,000,000 and 5,000,000, shares respectively.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 51%

4. Effective date and time of filing: (optional) Date: ______ Time: ______

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Reset

SECRETARY OF STATE

STATE OF NEVADA

NEVADA STATE BUSINESS LICENSE

AI Technology Group Inc.

Nevada Business Identification # NV19991381142
Expiration Date: 09/30/2020

In accordance with Title 7 of Nevada Revised Statutes, pursuant to proper application duly filed and payment of appropriate prescribed fees, the above named is hereby granted a Nevada State Business License for business activities conducted within the State of Nevada.
Valid until the expiration date listed unless suspended, revoked or cancelled in accordance with the provisions in Nevada Revised Statutes. License is not transferable and is not in lieu of any local business license, permit or registration.
License must be cancelled on or before its expiration date if business activity ceases. Failure to do so will result in late fees or penalties which, by law, cannot be waived.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on 11/12/2019.

Barbara K. Cegavske

BARBARA K. CEGAVSKE
Secretary of State

Certificate Number: B20191112359015
You may verify this certificate
online at http://www.nvsos.gov

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of	Business Number C24055-1999
Barbara K. Cegavske	Filing Number 20200613758
Secretary of State State Of Nevada	Filed On 04/21/2020 09:01:05 AM
	Number of Pages 4

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information

Name of entity as on file with the Nevada Secretary of State :
AI Technology Group Inc.

Entity or Nevada Business Identification Number (NVID) : **NV19991381142**

2. Restated or Amended and Restated Articles (Select one): (If amending and restating only, complete section 1, 2 and 6.)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:

The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of amendment filing being completed: (Select only one box): (If amending, complete section 1,3,5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:
(Check only one box) ☐ incorporators ☐ board of directors
The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☑ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

☐ Officer's Statement (foreign qualified entities only) -
Name in home state, if using a modified name in Nevada:

Jurisdiction of formation:

Changes to takes the following effect:
☐ The entity name has been amended. ☐ Dissolution
☐ The purpose of the entity has been amended. ☐ Merger
☐ The authorized shares have been amended. ☐ Conversion
☐ Other: (specify changes)

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective date and Time: (Optional)	Date: **04/21/2020** Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☐ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted ☐ Other. The articles have been amended as follows: (provide article numbers, if available) (attach additional page(s) if necessary)
6. Signature: (Required)	X **WAN LIN** — **Officer** Signature of Officer, Incorporator or Authorized Signer — Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

Filed in the Office of	Business Number C24055-1999
Barbara K. Cegavske (signature)	Filing Number 20200613758
Secretary of State State Of Nevada	Filed On 04/21/2020 09:01:05 AM
	Number of Pages 4

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:

Name of entity as on file with the Nevada Secretary of State: AI Technology Group, Inc.

Entity or Nevada Business Identification Number (NVID): NV19991381142

2. Restated or Amended and Restated Articles: (Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:

(Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

[X] Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 51%

☐ Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada:

Jurisdiction of formation:

Changes to takes the following effect:

☐ The entity name has been amended.
☐ The purpose of the entity has been amended.
☐ The authorized shares have been amended.
☐ Other: (specify changes)
☐ Dissolution
☐ Merger
☐ Conversion

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☒ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) Art. 3: Authorized shares of common stock, $.001 par value, is 600,000,000 (attach additional page(s) if necessary)
6. Signature: (Required)	X [signature] Signature of Officer or Authorized Signer — Title X Signature of Officer or Authorized Signer — Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.